UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2009
QLT INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 101, Vancouver, B.C. Canada,	V5T 4T5

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (604) 707-7000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On May 21, 2009, QLT Inc. (“QLT”) issued a press release announcing that the District Court of Massachusetts (“District Court”) issued an oral ruling on QLT’s Motion to Dismiss all the claims filed by the General Hospital Corporation, doing business as Massachusetts General Hospital (“MGH”) in its lawsuit against QLT. In the oral decision, the District Court dismissed all of the claims filed by MGH except that made under Massachusetts General Law chapter 93A, a consumer protection law which makes “unfair or deceptive acts or practices in the conduct of any trade or commerce” unlawful. QLT’s Motion to Dismiss was filed with the District Court on March 17, 2009. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS & EXHIBITS
d) Exhibits

Exhibit No.	Description

99.1	Press Release of QLT Inc., dated May 21, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC.
Date: May 25, 2009	By:	/s/ Linda Lupini
		Name:	Linda Lupini
		Title:	Senior Vice President Human Resources & Organizational Development

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of QLT Inc., dated May 21, 2009